UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Pfizer Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required.

[_]	Fee paid previously with preliminary materials

[_]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 6, 2022, Pfizer Inc. posted the following message on Facebook:

On April 6, 2022, Pfizer Inc. posted the following message on LinkedIn:

On April 6, 2022, Pfizer Inc. posted the following message via Native Advertising:

Beginning on April 6, 2022, the following responses to questions related to Pfizer Inc.’s 2022 Annual Meeting of Shareholders may be posted to Pfizer Inc.’s corporate social media accounts.

For questions on why receiving advertisement:

You may be interested to know more about Pfizer and its Annual Meeting of Shareholders on April 28, 2022. Click here to learn more: https://bit.ly/3Jo4rPP

For all other questions around process, including instructions for voting:

Visit Pfizer’s Annual Meeting of Shareholders site to learn more about the annual meeting, including information and instructions for voting, available here: https://bit.ly/3Jo4rPP

# # #